UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2010
ONEIDA FINANCIAL CORP.
(Exact name of Registrant as specified in its charter)

Federal	000-25101	16-1561678

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
182 Main Street, Oneida, New York 13421-1676
(Address of principal executive offices)
(315)-363-2000
Registrant’s telephone number, including area code
Not Applicable
(Former Name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement
     On May 14, 2010, Oneida Financial Corp., a Federal corporation, Oneida Financial, MHC, Oneida Financial Corp., a Maryland corporation (“Oneida Financial-New”) and Oneida Savings Bank entered into an Agency Agreement with Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), which will act as financial advisor during Oneida Financial-New’s stock offering and assist in the marketing of Oneida Financial-New’s common stock during its stock offering.
     The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-165458) filed by Oneida Financial-New under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2010. For a description of the fees to be paid to Stifel Nicolaus pursuant to the Agency Agreement, see “The Conversion and Offering—Marketing Arrangements” in the prospectus.
     A copy of the Agency Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.

(b)	No pro forma financial information is required.

(c)	Not applicable.

(d)	Exhibits:	1.1	Agency Agreement dated May 14, 2010, by and among Oneida Financial Corp. (Maryland), Oneida Financial Corp. (Federal), Oneida Financial, MHC and Oneida Savings Bank.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.
Date: May 20, 2010	By:	/s/ Michael R. Kallet
Michael R. Kallet
President and Chief Executive Officer (Duly Authorized Representative)

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